UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2014

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On August 13, 2014, Gulfport Energy Corporation (“Gulfport”) and certain subsidiary guarantors entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers named in the Purchase Agreement, in connection with the issuance and sale by Gulfport of $300.0 million in aggregate principal amount of 7.750% Senior Notes due 2020 (the “New Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Notes Offering”). The Notes Offering closed on August 18, 2014. The New Notes were issued as additional securities under an existing indenture, dated October 17, 2012, among Gulfport, the subsidiary guarantors and Wells Fargo Bank, N.A., as trustee (the “Original Indenture”), as supplemented by that certain First Supplemental Indenture, dated December 21, 2012, among Gulfport, the subsidiary guarantors and Wells Fargo Bank, N.A. (the “First Supplemental Indenture” and, together with the Original Indenture, the “Existing Indenture”) and that certain Second Supplemental Indenture, dated August 18, 2014, among Gulfport, the subsidiary guarantors and Wells Fargo Bank, N.A. (the “Second Supplemental Indenture” and, the Existing Indenture as so supplemented, the “Indenture”). Gulfport previously issued an aggregate of $300.0 million of 7.750% Senior Notes due 2020 under the Existing Indenture in private placements completed on October 17, 2012 and December 21, 2012 (the “Existing Notes” and, together with the New Notes, the “Notes”). The New Notes and the Existing Notes will be treated as a single class of debt securities under the Indenture. Gulfport expects to use the net proceeds from the Notes Offering to repay the current outstanding borrowings under its secured revolving credit facility and for general corporate purposes, including the funding of a portion of its 2014 and 2015 capital development plans. The Notes are general unsecured senior obligations of Gulfport, are guaranteed on a senior unsecured basis by certain of Gulfport’s subsidiaries and pay interest semi-annually. Gulfport and its subsidiary guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make because of any of such liabilities. Under the Purchase Agreement, the Company also agreed to a 90-day lock-up with respect to, among other things, an offer, sale or other disposition of its U.S. dollar-denominated debt securities, subject to certain exceptions.

An affiliate of Scotia Capital (USA) Inc. acts as administrative agent, letter of credit issuer and sole lead manager, and affiliates of each of Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc. and IBERIA Capital Partners L.L.C. act as lenders, under Gulfport’s secured revolving credit facility and received a portion of the net proceeds of the Notes Offering. Amegy Bank National Association is also a lender under Gulfport’s secured revolving credit facility and acted as a financial advisor to Gulfport in connection with the Notes Offering and not as an initial purchaser. Associated Investment Services, Inc., a Financial Industry Regulatory Authority member, a subsidiary of Associated Banc-Corp, was paid a referral fee by Wedbush Securities Inc.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Registration Rights Agreement

As contemplated by the Purchase Agreement, in connection with the closing of the Notes Offering, Gulfport and its subsidiary guarantors entered into a Registration Rights Agreement, dated as of August 18, 2014 (the “Registration Rights Agreement”), under which Gulfport agreed to file a registration statement with respect to an offer to exchange the New Notes for a new issue of substantially identical debt securities registered under the Securities Act. Under the Registration Rights Agreement, Gulfport also agreed to use its commercially reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission (the “SEC”) on or prior to the 150th day after the issue date of the New Notes and to consummate the exchange offer 30 days after effectiveness. Gulfport may be required to file a shelf registration statement to cover resales of the New Notes under certain circumstances. If Gulfport fails to satisfy these obligations under the Registration Rights Agreement, it agreed to pay additional interest to the holders of the New Notes as specified in the Registration Rights Agreement. The Existing Notes were previously exchanged for exchange notes having substantially identical terms as the Existing Notes, except that the exchange notes have been registered under the Securities Act. The Existing Notes are not entitled to the registration rights set forth in the Registration Rights Agreement.

The preceding summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

Second Supplemental Indenture

The New Notes were issued as additional securities under the Existing Indenture and the Second Supplemental Indenture. The terms of the Existing Indenture and the Existing Notes are described in Gulfport’s Current Reports on Form 8-K filed with the SEC on October 23, 2012 and December 26, 2012. The New Notes and the Existing Notes will constitute part of a single class of securities for all purposes under the Indenture, and the New Notes will have substantially the same terms as the Existing Notes except as otherwise provided therein. Pursuant to the Indenture, interest on the Notes will accrues at a rate of 7.750% per annum on the principal amount, payable semi-annually on May 1 and November 1 of each year. The first interest payment date on the New Notes will be November 1, 2014 and will include accrued interest from and including May 1, 2014.

The Second Supplemental Indenture provides for the issuance of the New Notes and makes certain other minor revisions to the Existing Indenture.

The preceding summaries of the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are qualified in their entirety by reference to the full texts of such agreements, copies of which are attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on October 23, 2012, Exhibit 4.2 to the Current Report on Form 8-K filed with the SEC on December 26, 2012 and Exhibit 4.3 hereto, respectively, all of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes Offering is incorporated herein by reference, as applicable.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in, or incorporated by reference from prior filings into, Item 1.01 above with respect to the Indenture’s limitations on the payment of dividends, redemption of stock or other distributions to Gulfport’s stockholders is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
1.1*	Purchase Agreement, dated as of August 13, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

4.1	Indenture, dated as of October 17, 2012, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee (including the form of Gulfport Energy Corporation’s 7.750% Senior Note Due November 1, 2020) (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on October 23, 2012).

4.2	First Supplemental Indenture, dated December 21, 2012, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on December 26, 2012).

4.3*	Second Supplemental Indenture, dated August 18, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.4*	Registration Rights Agreement, dated as of August 18, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: August 19, 2014	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Executive Officer and President

Exhibit Index

Number	Exhibit
1.1*	Purchase Agreement, dated as of August 13, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

4.1	Indenture, dated as of October 17, 2012, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee (including the form of Gulfport Energy Corporation’s 7.750% Senior Note Due November 1, 2020) (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on October 23, 2012).

4.2	First Supplemental Indenture, dated December 21, 2012, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on December 26, 2012).

4.3*	Second Supplemental Indenture, dated August 18, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Wells Fargo Bank, N.A., as trustee.

4.4*	Registration Rights Agreement, dated as of August 18, 2014, among Gulfport Energy Corporation, the subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

*Filed herewith.